UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 19, 2025
Date of Report (Date of earliest event reported)
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FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
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First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2025 Employee Bonus Plan
On March 19, 2025, the Board ratified the criteria proposed by its Compensation Committee for establishing an incentive bonus pool under the Company’s incentive compensation plan (the “2025 Employee Bonus Plan”). This pool will be used to grant awards to eligible employees, including the chief executive officer and certain senior executive officers.
Awards under the 2025 Employee Bonus Plan will be determined based on the performance in three key categories:
1. NAREIT funds from operations (“FFO”) per share
2. Same store net operating income (“SS NOI”) growth
3. Discretionary objectives - based on financial and non-financial goals set by the Company’s chief executive officer
The Compensation Committee may, at its discretion, adjust performance metrics to account for certain non-recurring items, unbudgeted investments and dispositions, changes in accounting policy and certain extraordinary items.
The Compensation Committee assigned a weighting factor to each performance category, reflecting its relative impact on the bonus pool: a 55% weighting factor to the FFO per share category, a 30% weighting factor to the SS NOI growth category and a 15% weighting factor to the discretionary objectives category.
Achievement by the Company of specifically identified levels of performance with respect to each performance category will result in funding of the incentive pool for the 2025 Employee Bonus Plan of 0%, 25%, 50%, 75%, 100% or 125% of the bonus opportunity associated with that performance category. While individual performance categories may reach a maximum threshold of 125%, the overall payout under the plan is capped at 115%. If performance falls between two payout levels, the resulting compensation will be determined using linear interpolation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: March 21, 2025

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
as general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: March 21, 2025